                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 14, 1998

                               ------------------

                              OAK TECHNOLOGY, INC.

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               (Exact name of registrant as specified in charter)


   DELAWARE                            0-25298                    77-0161486
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(State or other jurisdiction of  (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                  139 Kifer Court, Sunnyvale, California 94086

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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (408) 737-0888

                -----------------------------------------------

                                      NONE

                -----------------------------------------------


         (Former name or former address, if changed since last report.)

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ITEM 5.   OTHER EVENTS.

     On December 14, 1998, the Company announced in a press release that the special committee appointed by the Company's Board of Directors will not recommend that the Company's Board of Directors pursue a proposal by Gold Acquisition Group regarding a buyout of the Company. A copy of the press release issued in connection with this announcement is incorporated herein by reference and is attached hereto as Exhibit 99.

EXHIBIT NO.             EXHIBIT

99                      Press Release dated December 14, 1998

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          OAK TECHNOLOGY, INC.


Date:  December 15, 1998                  By: /s/ Shawn M. Soderberg
                                             ---------------------------------
                                          Name:   Shawn M. Soderberg
                                          Title:  Vice President, General
                                                  Counsel and Secretary


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                                  EXHIBIT INDEX

EXHIBIT NO.             EXHIBIT

99                      Press Release dated December 14, 1998


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